UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

Global Real Estate Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

We would like to welcome new shareholders to the fund, which commenced operations on October 27, 2008. The launch of this fund occurred at a fortuitous time for Global Real Estate Fund investors, since they managed to escape the carnage afflicting global equities throughout much of the fourth quarter of the year. The market finally regained some lost ground in December. Central banks around the world aggressively eased monetary policy in an attempt to stabilize the financial and economic environment, led by the Federal Reserve, which slashed interest rates to virtually zero. A similar policy was enacted in Japan, and further rate cuts in the euro zone were likely after a reduction of three-quarters of a percentage point early in December. Most stock markets registered small gains in the final month, with emerging markets posting more substantial advances.

HIGHLIGHTS

• The fund began operations on October 27, 2008, sparing shareholders much of the damage taking place in global markets earlier in the year. Most global indexes ended 2008 with substantial losses, but markets regained some lost ground in December.

• The fund produced a gain during the short time it has been in existence, although performance for its major benchmarks was somewhat higher.

• The breadth of our global strategy encompasses the U.S., but a majority of our holdings are actually based outside the country, and we expect this to be the case for the foreseeable future.

• We believe the coordinated efforts being taken to stimulate global economies eventually will be successful. They could also trigger a new round of inflation, once again attracting investors to the real estate sector as a traditional hedge against rising prices.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Since its inception on October 27, 2008, the fund posted a gain of 7.99% compared with 9.16% for the FTSE EPRA/NAREIT Global Real Estate Index and 9.36% for the Lipper Global Real Estate Funds Index. (The return for the Advisor Class was slightly lower, reflecting its different fee structure.)

MARKET ENVIRONMENT AND STRATEGY

We are excited to be able to choose investments from a worldwide universe of opportunities in real estate. The breadth of our global strategy encompasses the U.S., but a majority of our holdings are actually based outside the country, and we expect this to be the case for the foreseeable future. Indeed, four of the top five fund holdings are domiciled outside the U.S. Our focus is largely on commercial real estate properties with recurring revenue potential. Of course, “location, location, location” will play an important role in our investment selection. The fund’s portfolio management has directed our Real Estate Fund for more than a decade. Fund management is supported on a global basis by a talented team of associates, including real estate analysts in our offices in Europe, Asia, and the Americas.

Worldwide, a transformation in real estate is occurring with assets moving from private to public ownership. Some of this activity has been spurred by recent developments in foreign real estate investment trust (REIT) legislation or REIT-like structures. While we are favorably inclined toward the REIT structure in the U.S., it is important to note that not all REIT structures are created equal. So you should expect to see us owning a mixture of REITs and non-REITs across the portfolio, though with the common denominator that we regard them all as promising investments.

Turning to the market environment, it is an understatement to say that 2008 was a difficult year for investors. The credit crisis, which began with the subprime fallout in the U.S., spread like a contagion to become a global crisis. The often-touted theory of “decoupling” of world economies proved to be incorrect, at least temporarily. Financial markets across the globe suffered, and equities produced decidedly negative returns in all major markets. Real estate equities were not immune to this downdraft, as they too fell considerably throughout the year. Two primary concerns contributed to the drop in real estate share prices: declines in demand fundamentals for commercial real estate and concerns related to debt-refinancing risks.

First, as it relates to fundamentals, demand for commercial property space (physical absorption) is correlated with economies and job growth. The fallout in the global economies and the associated job losses weakened the demand outlook for property. While the contractual nature of lease revenue streams can serve to buffer earnings in a short-term slowdown, the protracted downturn has led to increasing pressures on property demand and lower projections in the near future. Additionally, many of the most coveted and developed property markets rely heavily on the financial services industry, where a great many of the job cuts are concentrated. This includes the key financial centers of London, New York, and Hong Kong. We expect demand to remain weak until a recovery occurs, but we are optimistic that the aggressive, unprecedented, and coordinated efforts of the world’s central banks will help spur the local economies back into growth.

Regarding debt-refinancing risks, most public and private commercial real estate companies traditionally have employed some level of debt. Unfortunately, the credit markets ground to a virtual halt in an extraordinary fashion, resulting in a borrowing environment that is either exorbitantly expensive or nonexistent. Unlike the residential market, the commercial market does not normally utilize 30-year, self-amortizing mortgages. Thus, even with a prudently staggered ladder of maturities, real estate companies typically have some amount of debt maturing in any given year. If the debt markets are “closed,” their maturities are a problem.

Major central banks are reducing interest rates and injecting liquidity in an effort to thaw the frozen credit markets. Governments are employing multiple stimulus actions that should eventually lead to more robust economic growth, and with it job creation and demand for space. Meanwhile, we will continue to manage our portfolio with a view to the long term.

PORTFOLIO REVIEW

The portfolio has a good mix of markets and property types, as can be seen in the Industry and Geographic Diversification tables in this letter. As mentioned, four of the top five positions are outside the U.S. Some of the holdings include:

Mitsubishi Estate, our largest holding, is the dominant landlord for central Tokyo’s Marunouchi District, considered by many to be the finest commercial real estate in any of the city wards.

Simon Property Group is the largest mall owner in the United States. Simon’s malls hosted more than 2.8 billion shopper visits in 2008 and generated retail sales in excess of $60 billion.

Unibail-Rodamco owns dominant shopping centers in France, the Netherlands, Spain, and other European countries. The company was formed with the 2007 merger of Unibail and Rodamco and is now among the leading Pan-European commercial property companies. The Unibail-Rodamco portfolio includes such shopping centers as Le Forum des Halles in Paris, Shopping City Süd in Vienna, and La Vaguada in Madrid. In addition to shopping centers, Unibail-Rodamco also controls a high-quality office portfolio that includes major assets in central Paris as well as the La Défense submarket.

The Westfield Group, headquartered in Sydney, Australia, is the world’s largest listed retail property group by equity market capitalization. Westfield has interests in Australia, New Zealand, the U.K., and the U.S., where it also operates a global portfolio of high-quality regional malls.

Sun Hung Kai Properties is a diversified developer and landlord and one of the largest property companies in Hong Kong. Meanwhile, Hongkong Land Holdings (HKL) has a smaller footprint in Hong Kong compared with Sun Hung Kai, but the HKL portfolio is strategically concentrated in the famous “Central” district.

AvalonBay Communities is one of the largest apartment companies in the United States. The company specializes in owning and developing apartment communities in infill locations with strong demographics and high barriers to entry. It has assets nationwide and is particularly well-represented along both coasts.

Hufvudstaden owns office and retail buildings in the most prime locations of Sweden’s two largest cities, Stockholm and Gothenburg. Hufvudstaden has patiently and methodically accumulated its enviable portfolio over a long period. A longtime participant in these core cities, the company was founded in 1915 and listed on the Stockholm exchange in 1938.

Great Portland Estates is a property company with a focus on London and a particular emphasis on that city’s West End. We are attracted to the West End, since the historic nature of this area commands strict building restrictions that serve to limit new supply.

(Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

OUTLOOK

The U.S. economy is in a recession, which has affected other global economies and will make broad earnings gains more difficult to come by. However, we believe that the economic slowdown is mitigating some of the factors that have contributed to inflation—indeed the focus has shifted to worries about deflation, or broadly falling prices. There appears to be a disconnect between long-term fundamentals and prices in equity markets around the world, creating an attractive long-term investment opportunity. While economic and corporate fundamentals are eroding, valuations have sharply adjusted and, in many cases, have reached compelling levels.

Governments around the globe are employing various tactics to deal with the deepening global recession. It appears likely that the markets that are linked by this contagion will recover together as well, albeit not all of them simultaneously. Within each geographic region, we expect consumer and corporate confidence to remain low until local economies exhibit signs of a sustainable recovery. This situation is likely to lead to continued demand pressures on investment companies’ properties. The markets, however, tend to be forward-looking, and there is some uncertainty about whether the downturn has already been priced into the stocks. We are optimistic that the coordinated global efforts being taken eventually will be successful in achieving their desired results. When a job recovery gets under way, we believe that a long recovery in real estate fundamentals in several markets also will ensue, given the scarcity of new supply in those markets. The global stimulus programs also could trigger a new round of inflation, attracting investors to the sector as a traditional hedge against rising prices.

Once again, we welcome you as new shareholders and look forward to helping you achieve your long-term investment goals.

Respectfully submitted,

David M. Lee
President of the fund and chairman of its Investment Advisory Committee

January 23, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Capitalization rate: A ratio, shown as a percentage, that estimates the present value of an income-producing asset. Riskier investments have higher capitalization rates and lower present values.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

FTSE EPRA/NAREIT Global Real Estate Index: A total return index composed of the most actively traded real estate investment trusts and REIT-type structures, designed to be a measure of global real estate equity performance.

Price/earnings ratio (or multiple): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Performance and Expenses

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS | For a share outstanding throughout the period

Investor Class

	10/27/08 Through 12/31/08‡
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income	0.07 (1)
Net realized and unrealized gain	0.73
Total from investment activities	0.80
Distributions	
Net investment income	(0.05)
Net realized gain	(0.19)
Tax return of capital	(0.02)
Total distributions	(0.26)
NET ASSET VALUE	
End of period	$ 10.54

Ratios/Supplemental Data

Total return(2)	7.99%(1)
Ratio of total expenses to average net assets	1.05%(1)(3)
Ratio of net investment income to average net assets	3.70%(1)(3)
Portfolio turnover rate	0.3%
Net assets, end of period (in thousands)	$ 8,311

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/11.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Financial Highlights   For a share outstanding throughout the period

Advisor Class

	10/27/08 Through 12/31/08‡
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income	0.06 [1]
Net realized and unrealized gain	0.73
Total from investment activities	0.79
Distributions	
Net investment income	(0.05)
Net realized gain	(0.19)
Tax return of capital	(0.02)
Total distributions	(0.26)
NET ASSET VALUE	
End of period	$ 10.53

Ratios/Supplemental Data

Total return[2]	7.89%[1]
Ratio of total expenses to average net assets	1.15%[1][3]
Ratio of net investment income to average net assets	3.51%[1][3]
Portfolio turnover rate	0.3%
Net assets, end of period (in thousands)	$ 263

‡ Per share amounts calculated using average shares outstanding method.

(1) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/11.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 10.7%		
Common Stocks 10.7%		
CFS Retail Property, Equity Units	126,044	165
Commonwealth Property Office, Equity Units	132,072	109
Stockland	85,549	248
Westfield	42,575	392
Total Australia (Cost $855)		914
CANADA 0.9%		
Common Stocks 0.9%		
First Capital Realty (1)	4,800	74
Total Canada (Cost $69)		74
CHINA 1.8%		
Common Stocks 1.8%		
China Overseas Land & Investment (HKD)	86,000	121
Soho China (HKD)	71,500	31
Total China (Cost $137)		152
FINLAND 0.9%		
Common Stocks 0.9%		
Citycon	32,508	76
Total Finland (Cost $73)		76
FRANCE 5.0%		
Common Stocks 5.0%		
Unibail-Rodamco	2,904	432
Total France (Cost $388)		432

SWEDEN 2.1%

Common Stocks 2.1%		
Hufvudstaden, A Shares	26,091	184
Total Sweden (Cost $152)		184

SWITZERLAND 0.7%

Common Stocks 0.7%		
PSP Swiss Property (1)	1,200	60
Total Switzerland (Cost $54)		60

UNITED KINGDOM 7.8%

Common Stocks 7.8%		
British Land	13,700	110
Brixton	22,700	44
Derwent London	6,205	65
Great Portland Estates	48,065	181
Hammerson	7,800	60
Liberty International	13,700	95
Shaftesbury	21,700	113
Total United Kingdom (Cost $732)		668

UNITED STATES 37.6%

Common Stocks 37.6%		
Alexandria Real Estate, REIT	1,450	88
AMB Property, REIT	9,000	211
Avalonbay Communities, REIT	4,000	242
Boston Properties, REIT	3,800	209
Douglas Emmett, REIT	17,100	222
Equity Residential, REIT	6,700	200
Federal Realty Investment Trust, REIT	3,300	205
Host Hotels & Resorts, REIT	11,100	84

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $7,771)	$	8,339
Dividends and interest receivable		54
Receivable for shares sold		48
Cash		25
Due from affiliates		20
Other assets		104
Total assets		8,590
Liabilities		
Payable for investment securities purchased		9
Investment management fees payable		5
Other liabilities		2
Total liabilities		16
NET ASSETS	**$**	**8,574**
Net Assets Consist of:		
Undistributed net investment income	$	12
Accumulated undistributed net realized loss		(138)
Net unrealized gain		568
Paid-in capital applicable to 813,869 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized		8,132
NET ASSETS	**$**	**8,574**
NET ASSET VALUE PER SHARE		
Investor Class ($8,311,063 / 788,869 shares outstanding)	**$**	**10.54**
Advisor Class ($263,224 / 25,000 shares outstanding)	**$**	**10.53**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Real Estate Fund, Inc (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Global Real Estate Fund – Investor Class, offered since October 27, 2008, and the Global Real Estate Fund – Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncement In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $7,666,000 and $19,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to nondeductible organizational expenses. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the period ended December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. Pursuant to federal income tax regulations applicable to investment companies, recognition of dividend income and capital losses on certain transactions is deferred until the subsequent tax year. Consequently, dividend income reflected in the accompanying financial statements includes REIT dividends declared in December and paid in January that have not been recognized for tax purposes (REIT income deferrals). Realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (post-October loss deferrals).

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2008, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. For a period of three years after the date of any reimbursement or waiver, each class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation.

Pursuant to this agreement, expenses in the amount of $48,000 were reimbursed by the manager during the year ended December 31, 2008. Including these amounts, expenses previously reimbursed by the manager in the amount of $48,000 remain subject to repayment at December 31, 2008.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $39,000 for Price Associates.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, and 25,000 shares of the Advisor Class, aggregating 74% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Global Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Real Estate Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period October 27, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying fund by correspondence with the transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $135,000 from short-term capital gains

• $14,000 from long-term capital gains, of which $11,000 was subject to the 15% rate gains category, and $3,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $6,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

The fund will pass through foreign source income of $33,000 and foreign taxes paid of $5,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2008

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (8/08 to present); Director,
2008	Vornado Real Estate Investment Trust (3/04 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and manage-
(1943)	ment advisory firm (10/95 to present); Chairman, The Haven Group,
2008	a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Director, Golden Star Resources Ltd. (5/92 to present); Director,
2008	Pacific Rim Mining Corp. (2/02 to present); Director, B.C. Corporation
(3/08 to present); Chairman, Canyon Resources Corp. (8/07 to
3/08); Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National
2008	Mortgage Association (9/06 to present); Director, Norfolk Southern
(2/08 to present); Director, Georgia Pacific (5/04 to 12/05);
Managing Director and President, Global Private Client Services,
Marsh Inc. (1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2008

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2008	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees
125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships
Portfolios Overseen]	of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[126]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Retirement
Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe Price
Services, Inc.; Director, T. Rowe Price International, Inc.; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2008	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Global Real Estate Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Global Real	T. Rowe Price; Vice President, T. Rowe Price
Estate Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Global Real Estate Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Global Real Estate Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Nina P. Jones, CPA (1980)	Employee, T. Rowe Price; formerly intern,
Vice President, Global Real Estate Fund	T. Rowe Price (summer 2007); Senior Associate,
KPMG LLP; student, Columbia Business School

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
President, Global Real Estate Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Global Real Estate Fund	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Global Real Estate Fund	Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Global Real Estate Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Eric C. Moffett (1974)	Employee, T. Rowe Price; formerly Analyst,
Vice President, Global Real Estate Fund	Fayez Sarofim & Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Global Real Estate Fund	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, Global Real Estate Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Global Real Estate Fund

Marta Yago (1977)	Employee, T. Rowe Price; formerly Associate,
Vice President, Global Real Estate Fund	Citigroup Investment Banking

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009